UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2000 (October 25, 2000)

NATIONAL STEEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-983 (Commission File Number)	25-0687210 (IRS Employer Identification No.)

4100 Edison Lakes Parkway, Mishawaka, IN (Address of principal executive offices)	46545-3440 (Zip Code)

Registrant’s telephone number, including area code:	219-273-7000

ITEM 5. OTHER EVENTS

National Steel Corporation issued a press release on October 25, 2000 announcing its Third Quarter 2000 results. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Press release dated October 25, 2000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL STEEL CORPORATION

Date: October 26, 2000	By:	/s/ Glenn H. Gage
Glenn H. Gage Senior Vice President and Chief Financial Officer